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                                  EXHIBIT 24.1

                                Power of Attorney

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                                POWER OF ATTORNEY

     Each director of Heritage Financial Corporation (the "Company") whose signature appears below, hereby appoints Donald V. Rhodes, as his or her attorney to sign, in his or her name and behalf and in any and all capacities stated below, the Company's Registration Statement on Form S-8 (the "Registration Statement(s)") for the registration of securities in connection with the participation of directors and employees in and acquisition of securities through the Company's Director Nonqualified Stock Option Plan of 2002 and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement(s) to become effective (including post-effective amendments) and to sign any and all such documents upon the advice of legal counsel to carry out the exercise and sale of the option shares, each such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation and hereby ratifying all of that any such attorney or his substitute may do by virtue hereof. This Power of Attorney has been signed by the following persons in the capacities indicated on the 21st day of May, 2002.

                  Signature                          Title
                  ---------                          -----

/s/ Donald V. Rhodes                               Director
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Donald V. Rhodes

/s/ Lynn M. Brunton                                Director
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Lynn M. Brunton

/s/ Brian Charneski                                Director
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Brian Charneski

/s/ Peter Fluetsch                                 Director
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Peter Fluetsch

/s/ Daryl D. Jensen                                Director
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Daryl D. Jensen

/s/ Melvin R. Lewis                                Director
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Melvin R. Lewis

--------------------------------------------       Director
Jeffrey Lyon

/s/ H. Edward Odegard                              Director
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H. Edward Odegard

/s/ James P. Senna                                 Director
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James P. Senna

/s/ Brian L. Vance                                 Director
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Brian L. Vance

/s/ Philip S. Weigand                              Director
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Philip S. Weigand